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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) May 15, 2001.


                                DBS HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                        0-30453                   N/A
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 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation                 File Number)         Identification No.)

 1898 Peardonville Road, Abbotsford, B.C., Canada                 V4X 2M4
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (604) 581-1151
                                                     --------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.          Description
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Exhibit 99           DBS Holdings Inc. Press Release dated May 15, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 15, 2001

                                            DBS HOLDINGS INC.


                                            By:    /s/ Daniel Steunenberg
                                                --------------------------------
                                            Name:  Daniel Steunenberg
                                            Title: President

                                  EXHIBIT INDEX


Number       Exhibit                                               Sequential Page Number
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  99         DBS Holdings Inc. Press Release dated May 15, 2001           4